CLEARWATER INVESTMENT TRUST

CLEARWATER GROWTH FUND
CLEARWATER SMALL CAP FUND
CLEARWATER TAX-EXEMPT FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2011

The date of this Supplement is June 1, 2011.

On May 14, 2011, a special meeting of shareholders of the Clearwater Investment Trust was held where the following proposals were approved by the shareholders:

(1)	the election of members of the Board of Trustees;
(2)	the approval of a new subadvisory agreement with Fiduciary Counselling, Inc.; and
(3)	the approval of an amendment to the advisory agreement for the Clearwater Growth Fund to increase the management fee

In addition, Clearwater Management Company, the Trust’s investment adviser, has approved changes to the voluntary management fee waivers for Clearwater International Fund and Clearwater Small Cap Fund.

The election of members of the Board of Trustees is effective May 14, 2011. The new subadvisory agreement with Fiduciary Counselling, Inc., the amendment to the advisory agreement for the Clearwater Growth Fund to increase the management fee, and the changes to voluntary fee waivers are effective June 1, 2011.

Accordingly, the Prospectus is amended as follows.

1.	The Summary Section for the Clearwater Growth Fund is replaced by the following:

Clearwater Growth Fund	Summary Section

Investment Objective:  The Fund seeks long-term growth of capital.  Current income, to the extent income is produced by the stocks held by the Fund is a secondary objective.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.92%

Example:  The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$94	$293	$509	$1,131

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio.)  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies:  The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers.  The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management.

To the extent feasible, Parametric manages its portion of the Fund’s assets so that its holdings generally match the holdings of the Russell® 1000 Index as closely as possible without requiring the Fund to realize taxable gains. The market capitalization of the companies included in the Russell 1000 Index as of May 31, 2010, was between $1.3 billion and $438 billion. Heartland’s strategy is to invest in a concentrated number (generally 40-60) of common stocks across capitalization levels, although generally those of entities with capitalizations in excess of $500 million at the time of purchase. Knightsbridge manages its portion of the Fund’s assets by investing in a concentrated portfolio of equity securities (generally 15-25) across capitalization levels. Osterweis invests its portion of the Fund’s assets in common stocks of companies across capitalization levels that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase. The overall market capitalization of the Fund may cover all ranges.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk

Certain subadvisers provide active management and as a result, the Fund’s performance will reflect in part the adviser’s or subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent the Fund is actively managed, it could underperform other mutual funds with similar investment objectives.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transactions costs. The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

Index Investing Risk

The Fund faces a risk of poor performance if the Russell 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks or an adverse event negatively affects the price of one of the larger companies within the Russell 1000 Index.

Market Risk

The price of equity securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions and/or real or perceived factors affecting specific industries or companies.  These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions.  Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also generally are more volatile than fixed income markets. The value of an individual security may decline for any number of reasons related to the specific issuer.

Small- and Mid-Cap Stock Risk

Stocks of small- and mid-cap companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

Investment Style Risk:

Value Risk

To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments.  With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

Growth Risk

To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.

Past Performance

The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Russell 1000 Index.   Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest:    16.3% in 2nd Quarter 2009

Lowest:    -22.2% in 4th Quarter 2008

Clearwater Growth Fund Average Annual Total Returns (For the Periods Ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes	14.37%	2.03%	1.33%
Return After Taxes on Distributions	13.78%	1.71%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares	9.34%	1.65%	1.03%
Russell 1000 Index (reflects no deduction for expenses or taxes)	16.10%	2.59%	1.83%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through tax-deferred account, such as a 401(k) plan or individual retirement account, after tax returns are not relevant.

Fund Adviser and Portfolio Managers:  The Fund’s adviser is CMC.  Parametric acts as a subadviser to the Fund.  Jim Reber, Director of PCD Portfolio Management, and Tom Seto, Managing Director, Portfolio Management at Parametric, have been portfolio managers of the Fund since 2010. Heartland acts as a subadviser to the Fund. David C. Fondrie, Chief Executive Officer, Hugh F. Denison, Senior Vice President, Theodore D. Baszler, and William R. Nasgovitz, at Heartland, have been portfolio managers of the Fund since 2010. Knightsbridge acts as a subadviser to the Fund. John Prichard, Principal, Portfolio Management & Research, at Knightsbridge, has been a portfolio manager of the Fund since 2010. Osterweis acts as a subadviser to the Fund. John S. Osterweis, President, Chief Investment Officer and Director, Matthew K. Berler, First Executive Vice President, Stephen P. Moore, Vice President, Alexander (Sasha) Kovriga, Vice President, Gregory S. Hermanski, Vice President, and Zachary W. Perry, Vice President, at Osterweis, have been portfolio managers of the Fund since 2010. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Purchase and Redemption of Fund Shares:  Initial and subsequent investments in the Fund must be at least $1,000.  You may exchange or redeem shares by telephone.  Telephone exchange and redemption requests may be made by calling the transfer agent at (888)228-0935 between 9:00 a.m. and 4:00 p.m. Eastern Time on any business day. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

2.	The second paragraph under the section titled “SUMMARY SECTION – Clearwater Small Cap Fund – Principal investment strategies” on page 5 of the Prospectus is deleted and replaced with the following:

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers.  The Fund uses a “multi-style, multi-manager” approach.  The Fund’s adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management (“Kennedy”) and Keeley Asset Management (“Keeley”). Fiduciary Counselling, Inc. (“FCI”) acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

3.	The following is added to the end of the section titled “SUMMARY SECTION – Clearwater Small Cap Fund – Fund Adviser and Portfolio Managers” on page 7 of the Prospectus:

FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

4.	The fourth paragraph under the section titled “SUMMARY SECTION – Clearwater Tax-Exempt Bond Fund – Principal Investment Strategies” on page 8 of the Prospectus is deleted and replaced with the following:

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Fiduciary Counselling, Inc. (“FCI”) and Sit Fixed Income Advisers II, LLC (“Sit”). Sit provides day-to-day management for the Fund. FCI acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

5.	The following is added to the end of the section titled “SUMMARY SECTION – Clearwater Tax-Exempt Bond Fund – Fund Adviser and Portfolio Managers” on page 10 of the Prospectus:

FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

6.	The third and fourth paragraphs under the section titled “SUMMARY SECTION – Clearwater International Fund –Principal Investment Strategies” on page 11 and 12 of the Prospectus is deleted and replaced with the following:

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach.  The Fund’s adviser allocates portions of the Fund’s assets among the following subadvisers who employ distinct investment styles.  The Fund currently allocates assets among subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates (“Parametric”), AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) Artisan Partners Limited Partnership (“Artisan Partners”), and Eagle Global Advisors, LLC (“Eagle”). Fiduciary Counselling, Inc. (“FCI”) acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC.

The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 40%-80% of the Fund’s assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund.  Parametric manages its portion of the Fund’s assets in a passive management strategy so that to the extent feasible its portion of the Fund’s holdings matches the holdings of the MSCI World Ex USA Index (net) as closely as possible.  Parametric does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time.  The MSCI World Ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Ex USA Index (net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The portion of the Fund’s portfolio allocated to AXA Rosenberg is invested primarily in equity securities of small- and mid-cap companies that are traded principally in markets outside the United States. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P Developed BMI ex US $2 to $10 Billion Index. The S&P Developed BMI ex US $2 to $10 Billion Index is a float adjusted, market capitalization weighted index of 25 developed countries whose constituent companies have a market capitalization between $2 and $10 billion. Artisan Partners seeks to build a diversified portfolio of non-U.S. stocks of all sizes that it believes to be undervalued.  Eagle manages its portion of the Fund’s assets in large-cap securities (companies with capitalizations of at least $2 billion). Overall, the Fund may be invested across all capitalization levels.

7.	The following is added to the end of the section titled “SUMMARY SECTION – Clearwater International Fund – Fund Adviser and Portfolio Managers” on page 14 of the Prospectus:

FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

8.	The first and second paragraphs under the section titled “Clearwater Growth Fund—Principal investment strategies” on page 15 of the Prospectus is deleted and replaced with the following:

The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers.  The Fund’s adviser considers a variety of factors in determining the allocation of the Fund’s assets among subadvisers.  The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments such as capitalization, size, growth and profitability measures, valuation measures, economic sector weightings and earning and price volatility statistics.  The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s assets will be allocated to Parametric; the remaining assets will be allocated to one or more of Heartland, Knightsbridge and Osterweis.

Parametric manages its portion of the Fund’s assets in a passive management strategy so that its portion of the Fund’s holdings matches the holdings of the Russell 1000 Index as closely as possible.

9.	The second paragraph under the section titled “Clearwater Small Cap Fund—Principal investment strategies” on page 18 of the Prospectus is deleted and replaced with the following:

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers.  The Fund’s adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management (“Kennedy”) and Keeley Asset Management (“Keeley”). FCI acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

10.	The first sentence of the third paragraph under the section titled “Clearwater Tax-Exempt Bond Fund—Principal investment strategies” on page 20 of the Prospectus is deleted and replaced with the following:

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, FCI and Sit Fixed Income Advisers II, LLC (“Sit”). Sit provides day to day management for the Fund. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

11.	The third and fourth paragraphs under the section titled “Clearwater International Fund—Principal investment strategies” on page 22 of the Prospectus is deleted and replaced with the following:

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach.  The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles.  The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: Parametric, AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) Artisan Partners Limited Partnership (“Artisan Partners”), and Eagle Global Advisors, LLC (“Eagle”). FCI acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC.

CMC considers a variety of factors in determining the allocation of the Fund's assets among the subadvisers.  The adviser may consider a subadviser's investment style, performance record, and the characteristics of the Fund's typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics.  The allocation among subadvisers will vary over time, but the current intent of the Fund's adviser is that under normal market conditions approximately 40%-80% of the Fund's net assets will be allocated to Parametric; the remaining assets will be allocated to one or more of AXA Rosenberg, Artisan Partners and Eagle.  Parametric manages its portion of the Fund's net assets in a passive management strategy so that to the extent feasible its portion of the Fund's holdings generally matches the holdings of the MSCI World Ex USA Index (net) as closely as possible.  Parametric does not intend that the portion of the Fund's assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time.

12.	The first paragraph of the section titled “Management – Management services and fees” beginning on page 30 of the Prospectus is deleted and replaced with the following:

Management services and fees

Clearwater Management Co.  (“CMC”) serves as the Funds’ investment manager. CMC is a privately owned registered investment adviser. The investment manager has been in the investment management business since 1987.   Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101.  Clearwater Investment Trust and CMC have received an exemptive order from the Securities and Exchange Commission (the “Commission”) permitting CMC, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. CMC has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.  As a result, CMC selects and supervises subadvisers for the Funds and administers the Funds’ business operations.  Under its management contract with each Fund, CMC is also responsible for paying directly or reimbursing  the Funds for all direct expenses other than  commissions  and  other  direct  charges relating to the  purchase  and sale of portfolio  securities  and other  assets, taxes,  interest  and  extraordinary  expenses, including  without  limitation, litigation expenses.  For these services for the fiscal year ended December 31, 2010, CMC was contractually entitled to receive a fee from the Growth Fund, the Small Cap Fund, the Tax-Exempt Bond Fund and the International Fund equal to 0.45%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets.    However, for the fiscal year ended December 31, 2010, CMC voluntarily reduced management fees for the Small Cap, Tax-Exempt Bond and International Funds to 0.95%, 0.36%, and 0.80%, respectively.  During the fiscal year ended December 31, 2010, CMC voluntarily reduced the management fees for the Growth Fund to 0.28%.  However, effective December 1, 2010, CMC was no longer voluntarily reducing the management fee for the Growth Fund.

Effective June 1, 2011, CMC is entitled to receive a fee from the Growth Fund equal to 0.90% of its daily net assets. Effective on the same date, CMC has voluntarily waived the management fee for the Growth Fund to 0.60%. Effective June 1, 2011, CMC has voluntarily reduced management fees for the Clearwater International Fund to 0.75%. Effective June 1, 2011, CMC has voluntarily reduced management fee for the Clearwater Small Cap Fund to 1.00%. A discussion regarding the basis for the Board of Trustees’ approval of the management contract with CMC and each subadvisory contract is included in the annual report of the Trust for the fiscal year ended December 31, 2010.

13.	The following is added at the end of the section titled “Management – Management services and fees” beginning on page 30 of the Prospectus:

CMC has engaged Fiduciary Counselling, Inc. (“FCI”) as a sub-adviser for each Fund.  FCI is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930.  FCI was founded in 1941, and provides discretionary and nondiscretionary investment services consistent with the individual needs and objectives of each client account. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC.  FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

14.	The list of “Trustees” on page 48 of the Prospectus is hereby deleted and replaced with the following:

James E. Johnson

Edward R. Titcomb III

Charles W. Rasmussen

Laura E. Rasmussen

Frederick T. Weyerhaeuser

George H. Weyerhaeuser, Jr.

Justin H. Weyerhaeuser

15.	The following is added at the end of the section titled “CLEARWATER GROWTH FUND SUBADVISERS” on page 48 of the Prospectus:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

16.	The following is added at the end of the section titled “CLEARWATER SMALL CAP FUND SUBADVISERS” on page 48 of the Prospectus:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

17.	The following is added at the end of the section titled “CLEARWATER TAX-EXEMPT BOND FUND SUBADVISERS” on page 48 of the Prospectus:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

18.	The following is added at the end of the section titled “CLEARWATER INTERNATIONAL FUND SUBADVISERS” on page 48 of the Prospectus:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLEARWATER INVESTMENT TRUST

CLEARWATER GROWTH FUND
CLEARWATER SMALL CAP FUND
CLEARWATER TAX-EXEMPT FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2011

The date of this Supplement is June 1, 2011.

On May 12, 2011, the Board of Trustees of the Clearwater Investment Trust elected Thomas A. Dula to serve as Assistant Treasurer of the Clearwater Investment Trust.

On May 14, 2011, a special meeting of shareholders of the Clearwater Investment Trust was held where the following proposals were approved by the shareholders:

(1)	the election of members of the Board of Trustees;
(2)	the approval of a new subadvisory agreement with Fiduciary Counselling, Inc.; and
(3)	the approval of an amendment to the advisory agreement for the Clearwater Growth Fund to increase the management fee

In addition, Clearwater Management Company, the Trust’s investment adviser, has approved changes to the voluntary management fee waivers for Clearwater International Fund and Clearwater Small Cap Fund.

The election of Mr. Dula is effective May 12, 2011. The election of members of the Board of Trustees is effective May 14, 2011. The new subadvisory agreement with Fiduciary Counselling, Inc., the amendment to the advisory agreement for the Clearwater Growth Fund to increase the management fee, and the changes to voluntary fee waivers are effective June 1, 2011.

Accordingly, the SAI is amended as follows.

1.	The third paragraph on page 25 in the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Investment Manager” of the SAI is hereby deleted and replaced with the following:

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60%, and 1.00% of the net assets of Growth Fund, Small Cap Fund, Tax-Exempt Bond Fund, and International Fund, respectively. Effective July 1, 2008, the investment manager voluntarily reduced the management fee otherwise payable by Tax-Exempt Fund to 0.36%. It is the investment manager’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate this voluntary fee reduction at any time. Effective June 1, 2011, CMC has voluntarily waived the management fee for the Growth Fund to 0.60%. Effective June 1, 2011, CMC has voluntarily waived the management fee for the International Fund to 0.75%. Effective June 1, 2011, CMC has voluntarily waived the management fee for the Small Cap Fund to 1.00%. The investment manager’s fees are calculated and accrued daily as a percentage of each Fund’s daily net assets, and are paid quarterly.

2.	The following is added before the paragraph entitled “Other Provisions of the Contracts” on page 31 of the SAI in the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers:”

Fiduciary Counselling, Inc. (“FCI”) is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. Under a subadvisory agreement entered into with each Fund respectively on June 1, 2011, FCI, subject to the supervision of CMC and the Board of Trustees, regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC.  FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

For its services, FCI is entitled to a subadvisory fee payable by CMC of .20% of each Fund’s net assets, paid on a quarterly basis.  FCI is compensated out of the fees CMC receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by CMC. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement would approximate the fees previously paid to FCI under a consulting agreement previously in effect between CMC and FCI.

3.	The chart on page 44 in the section titled “EXECUTIVE OFFICERS AND TRUSTEES – Information About the Independent Trustees” of the SAI is hereby deleted and replaced with the following:

Name and Age	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
James E. Johnson (68) 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: May 2011 - Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010)	4	None
Edward R. Titcomb III (36) 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: May 2011 - Present Term: Indefinite	Assistant Vice President, Anchor Bank-Anchor Trust (2010-Present), Key Account Manager, GWG Life (2008-2010), Relationship Manager, The Hartford (2007-2008), Trust Officer, US Trust (2004-2006)	4	None
Charles W. Rasmussen (44)[1] 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: 11 yrs Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None
Laura E. Rasmussen (47)[1] 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: 11 yrs Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None
Justin H. Weyerhaeuser (37) 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: 3 yrs Term: Indefinite	Attorney, Jacobs Chase Attorneys (2009-Present), Volunteer Attorney, ACLU of Colorado (2007-2009), Private Investor (2006-2007)	4	None

1 Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are the niece or nephew of Mr. Frederick T. Weyerhaeuser (see below).

4.	The chart on page 45 in the section titled “EXECUTIVE OFFICERS AND TRUSTEES – Information About the Funds’ Executive Officers and Interested Trustees” of the SAI is hereby deleted and replaced with the following:

Name and Age	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
Frederick T. Weyerhaeuser (79)* 30 East 7th Street, Saint Paul, Minnesota 55101	As Trustee; Tenure: 23 yrs Term: Indefinite As Officer; Tenure: 23 yrs Term: Reappointed Annually	Private Investor	4	None
George H. Weyerhaeuser Jr. (57) ** 30 East 7th Street, Saint Paul, Minnesota 55101	As Trustee: Tenure: 4 yrs Term: Indefinite As Officer: Tenure: 4 yrs Term: Reappointed Annually	Member, Advisory Board, Pictet Advisory Overseas Services Ltd (2009-Present), Senior Vice President, Technology, Weyerhaeuser Company (1998 – 2006), Director, Clearwater Management Company (1987 – 2006)	4	Foss Waterway Development Authority Fermi Research Alliance
Jennifer D. Lammers (50) 30 East 7th Street, Saint Paul, Minnesota 55101	Tenure: September 2009 – Present Term: Reappointed Annually

Chief Compliance Officer, Clearwater Management Company, Inc. (2009- Present), Chief Compliance Officer, Fiduciary Counselling, Inc. (2009- Present), Chief Compliance Officer, River Source Funds and Riversource Investments (2006- 2009), President, Tamarack Funds and Director of Finance, Voyageur Asset Management (2003 – 2006)

			N/A	N/A
Thomas A. Dula (36) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Tenure: May 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President and Client Service Delivery Manager, (2010 – Present), Relationship Manager, (2009 – 2010), and Institutional Trust Account Administrator, (2004 - 2009)	N/A	N/A
Marcia Lucas (42) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Tenure: March 2011 – Present Term: Reappointed Annually	Second Vice President, The Northern Trust Company (2010-Present), Partner, Michael Best & Friedrich LLP (2005-2008)	N/A	N/A

* Mr. Frederick T. Weyerhaeuser is an interested trustee due to his daughter’s position as a director of Clearwater Management Company, the Funds’ investment manager.
**Mr. George H. Weyerhaeuser Jr. is an interested trustee due to his positions as the Funds’ CEO and Treasurer.

5.	The chart on page 47 in the section titled “EXECUTIVE OFFICERS AND TRUSTEES – Responsibilities of the Board of Trustees” of the SAI is hereby deleted and replaced with the following:

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James E. Johnson	Growth Fund International Fund Small Cap Fund Tax-Exempt Fund	None None None None	None
Edward R. Titcomb III	Growth Fund International Fund Small Cap Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Charles W. Rasmussen	Growth Fund International Fund Small Cap Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Laura E. Rasmussen	Growth Fund International Fund Small Cap Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Justin H. Weyerhaeuser	Growth Fund International Fund Small Cap Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Frederick T. Weyerhaeuser	Growth Fund International Fund Small Cap Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
George H. Weyerhaeuser, Jr	Growth Fund International Fund Small Cap Fund Tax-Exempt Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

6.	The list of “Trustees” on the back page of the SAI is hereby deleted and replaced with the following:

James E. Johnson

Edward R. Titcomb III

Charles W. Rasmussen

Laura E. Rasmussen

Frederick T. Weyerhaeuser

George H. Weyerhaeuser, Jr.

Justin H. Weyerhaeuser

7.	The following is added at the end of the section titled “CLEARWATER GROWTH FUND SUBADVISERS” on the back page of the SAI:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

8.	The following is added at the end of the section titled “CLEARWATER SMALL CAP FUND SUBADVISERS” on the back page of the SAI:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

9.	The following is added at the end of the section titled “CLEARWATER TAX-EXEMPT BOND FUND SUBADVISERS” on the back page of the SAI:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

10.	The following is added at the end of the section titled “CLEARWATER INTERNATIONAL FUND SUBADVISERS” on the back page of the SAI:

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.